SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       July 26, 2000
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                        Firebrand Financial Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)




      Delaware                       0-21105                 13-3414302
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(State or Other Jurisdiction    (Commission File         (IRS Employer
of Incorporation)                Number)                 Identification No.)




One State Street Plaza, New York, New York 10004               10004
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(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code       (212) 208-6500
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                      Research Partners International, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

         By press release dated July 26, 2000, the Registrant announced that its stockholders had approved a change in the Registrant's name from Research Partners International, Inc. to Firebrand Financial Group, Inc., re-elected to its board of directors James I. Krantz and Arnold B. Pollard and elected a new director, Richard Edlin to its board of directors. The Registrant also changed its Nasdaq National Market symbol to FFGI and its CUSIP number to 318149 10 1. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)      Exhibits

     Exhibit Number      Description
     --------------      -------------
          99.1           Press Release dated July 26, 2000



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2000                     FIREBRAND FINANCIAL GROUP, INC.


                                         By:    /s/ John P. Margaritis
                                         --------------------------------
                                         John P. Margaritis
                                         President and Chief Executive Officer

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                                               EXHIBIT INDEX

       Exhibit Number        Description

            99.1             Press Release dated July 26, 2000


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